Subsidiary Preferred Shares	6 Months Ended
Jun. 30, 2024
Subsidiary Preferred Shares [Abstract]
Subsidiary Preferred Shares	Subsidiary Preferred Shares
In April 2024, Seaport closed a Series A-2 preferred share financing with aggregate proceeds of $100,100 of which $68,100 was from outside investors and $32,000 was from the Group. As of June 30, 2024, the Group held equity ownership in Seaport of 57.7 percent on a diluted basis.
Preferred shares issued by subsidiaries often contain redemption and conversion features that are assessed under IFRS 9 in conjunction with the host preferred share instrument. This balance represents subsidiary preferred shares issued to third parties.
The subsidiary preferred shares are redeemable upon the occurrence of a contingent event, other than full liquidation of the subsidiaries, that is not considered to be within the control of the subsidiaries. Therefore, these subsidiary preferred shares are classified as liabilities. These liabilities are measured at fair value through profit and loss. The preferred shares are convertible into ordinary shares of the subsidiaries at the option of the holders and are mandatorily convertible into ordinary shares under certain circumstances. Under certain scenarios, the number of ordinary shares receivable on conversion will change and therefore, the number of shares that will be issued is not fixed. As such, the conversion feature is considered to be an embedded derivative that normally would require bifurcation. However, since the preferred share liabilities are measured at fair value through profit and loss, as mentioned above, no bifurcation is required.
The preferred shares are entitled to vote with holders of common shares on an as converted basis.
The fair value of all subsidiary preferred shares as of June 30, 2024 and December 31, 2023, is as follows:

	2024 $	2023 $
As of June 30, 2024 and December 31, 2023
Entrega	169	169
Seaport	69,713	—
Total subsidiary preferred share balance	69,882	169
As is customary, in the event of any voluntary or involuntary liquidation, dissolution or winding up of a subsidiary, the holders of outstanding subsidiary preferred shares shall be entitled to be paid out of the assets of the subsidiary available for distribution to shareholders and before any payment shall be made to holders of ordinary shares. A merger, acquisition, sale of voting control or other transaction of a subsidiary in which the shareholders of the subsidiary immediately before the transaction do not own a majority of the outstanding shares of the surviving company shall be deemed to be a liquidation event. Additionally, a sale, lease, transfer or other disposition of all or substantially all of the assets of the subsidiary shall also be deemed a liquidation event.
As of June 30, 2024 and December 31, 2023, the minimum liquidation preference reflecting the amounts that would be payable to the subsidiary preferred holders upon a liquidation event of the subsidiaries, is as follows:

	2024 $	2023 $
As of June 30, 2024 and December 31, 2023
Entrega	2,216	2,216
Follica	6,405	6,405
Seaport	68,100	—
Total minimum liquidation preference	76,721	8,621
For the six months ended June 30, 2024, the Group recognized the following changes in the value of subsidiary preferred shares:

Subsidiary Preferred Shares $

Balance as of December 31 2023	169
Issuance of new preferred shares	68,100
Increase/(decrease) in value of preferred shares measured at fair value*	1,613
Balance as of June 30	69,882
* The changes in fair value of preferred shares are included in total finance income/(costs) – fair value accounting in the Condensed Consolidated Statement of Comprehensive Income/(Loss).